SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                    ----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 23, 2004

                                 Morgan Stanley
            ---------------------------------------------------------
                     (Exact name of Registrant as specified
                                 in its charter)

    Delaware                    1-11758                     36-3145972
 -------------------------------------------------------------------------------
 (State or other               (Commission                (I.R.S. Employer
 jurisdiction of                File Number)             Identification No.)
 incorporation)

                     1585 Broadway, New York, New York 10036
    ------------------------------------------------------------------------
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (212) 761-4000
                                                        -----------------------

 -------------------------------------------------------------------------------
                 (Former address, if changed since last report)

Item 7.      Financial Statements and Exhibits
--------------------------------------------------------------------------------

                99.1 Press release of Morgan Stanley dated January 23, 2004 announcing the recording of a damages award in the fourth quarter of fiscal 2003.




Item 12.        Results of Operations and Financial Condition
--------------------------------------------------------------------------------

                On January 23, 2004, Morgan Stanley issued a press release announcing that it will record in its fiscal 2003 fourth quarter the recently announced award of damages in the action commenced by LVMH Moet Hennessy Louis Vuitton ("LVMH") in connection with Morgan Stanley's research coverage of LVMH and amending its previous earnings announcement on December 18, 2003.

                The information furnished under Item 12 of this Report, including Exhibit 99.1, shall be deemed to be "filed" for purpose of the Securities Exchange Act of 1934, as amended.




--------------------------------------------------------------------------------

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                  MORGAN STANLEY
                                          --------------------------------------
                                                   (Registrant)

                                          By:   /s/   David S. Moser
                                          --------------------------------------
                                                David S. Moser
                                                Principal Accounting Officer



           Dated:  January 23, 2004